DELAWARE GROUP GOVERNMENT FUND

Registration No. 811-04304
FORM N-SAR
Annual Period Ended July 31, 2009

SUB-ITEM 77Q.1:  Exhibits

Certificate of Amendment to Agreement and Declaration of Trust of Delaware Group Government
Fund dated February 26, 2009, attached as Exhibit.